UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No.1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2014

TECHNE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-17272	41-1427402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

614 McKinley Place NE

Minneapolis, MN 55413

(Address of Principal Executive Offices) (Zip Code)

(612) 379-8854

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 1, 2014, Techne Corporation (the Company) filed a Current Report on Form 8-K reporting the completion of the acquisition of ProteinSimple on July 31, 2014. The acquisition was facilitated through a merger in which ProteinSimple became a wholly-owned subsidiary of the Company.

This Form 8-K/A amends the Form 8-K filed on August 1, 2014, to include ProteinSimple’s audited consolidated financial statements as of December 31, 2013 (ProteinSimple’s fiscal year-end), and each of the three years then ended as required by Item 9.01(a) of Form 8-K, the unaudited consolidated financial statements as of March 31,2014 and for the quarter then ended as required by Item 9.01(a), and the unaudited pro forma condensed consolidated financial information related to the ProteinSimple acquisition required by Item 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The ProteinSimple audited consolidated financial statements as of December 31, 2013, and for each of the three years then ended, and the unaudited consolidated financial statements as of March 31, 2014, and for the quarter then ended are attached as Exhibit 99.2 to this Form 8-K/A.

The consent of Ernst & Young LLP, ProteinSimple’s independent auditor, is attached as Exhibit 23.1 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial statements related to the Company’s acquisition of ProteinSimple is attached as Exhibit 99.3 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.

(i)	Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the year ended June 30, 2013;

(ii)	Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the nine months ended March 31, 2014; and

(iii)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2014.

(c) Exhibits.

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1*	Press Release dated August 1, 2014.

99.2	ProteinSimple Audited Consolidated Financial Statements as of December 31, 2013, and for each of the three years then ended and the ProteinSimple Unaudited Consolidated Financial Statements as of March 31, 2014 and for the quarter then ended.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements.

*	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2014	TECHNE CORPORATION

	By:	/s/ Charles Kummeth
	Name:	Charles Kummeth
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1*	Press Release dated August 1, 2014.

99.2	ProteinSimple Audited Consolidated Financial Statements as of December 31, 2013, and for each of the three years then ended and the ProteinSimple Unaudited Consolidated Financial Statements as of March 31, 2014 and for the quarter then ended.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information.

*	Previously filed.